Exhibit 99.2

Independence
Realty Trust

Q2 2016 Earnings Release & Supplemental Information

NYSE MKT: IRT
www.irtreit.com

TABLE OF CONTENTS

Company Information	3

Forward-Looking Statements	4

Earnings Release Text	5

Financial Highlights	9

Balance Sheets	10

Statements of Operations, FFO & CORE FFO
Trailing 5 Quarters	11
Three and Six Months Ended June 30, 2016	12

Adjusted EBITDA Reconciliations
Trailing 5 Quarters	13
Three and Six Months Ended June 30, 2016	13

Same-Store Portfolio Net Operating Income
Trailing 5 Quarters	14
Three and Six Months Ended June 30, 2016	15

Net Operating Income Bridge	16

Debt and Capitalization Overview	17

Property Summary	18

NOI Exposure by Market	19

Definitions	20

Independence Realty Trust

June 30, 2016

Company Information:

Independence Realty Trust, Inc. (NYSE MKT: IRT) is a real estate investment trust that seeks to own well-located apartment properties in geographic submarkets that it believes support strong occupancy and the potential for growth in rental rates. IRT seeks to provide stockholders with attractive risk-adjusted returns, with an emphasis on distributions and capital appreciation. IRT is externally advised by a wholly-owned subsidiary of RAIT Financial Trust (NYSE: RAS).

Corporate Headquarters	Two Logan Square
100 N. 18th Street, 23rd Floor
Philadelphia, Pa 19103
215.207.2100

Trading Symbol	NYSE MKT: “IRT”

Investor Relations Contact	Andres Viroslav
Two Logan Square
100 N. 18th Street, 23rd Floor
Philadelphia, Pa 19103
215.207.2100

	For the Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Common Shares & Units:
Share Price, period end	$8.18	$7.12	$7.51	$7.21	$7.53
Share Price, high	$8.21	$7.78	$8.13	$8.57	$9.65
Share Price, low	$6.75	$5.97	$6.88	$6.95	$7.45
Dividends declared	$0.18	$0.18	$0.18	$0.18	$0.18
Dividend yield, period end	8.8%	10.1%	9.6%	10.0%	9.6%

Forward-Looking Statements

This supplemental information may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," “trend”, "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," “seek,” “outlook,” “project,” “guidance” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  These risks, uncertainties and contingencies include, but are not limited to, those disclosed in IRT’s filings with the Securities and Exchange Commission.  IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust Announces Second Quarter 2016 Financial Results

PHILADELPHIA, PA — August 3, 2016 — Independence Realty Trust, Inc. (“IRT”) (NYSE MKT: IRT) today announced its second quarter 2016 financial results.  All per share results are reported on a diluted basis.

Results for the Quarter

•	Earnings per share (“EPS”) was $0.61 for the quarter ended June 30, 2016 as compared to $0.01 for the quarter ended June 30, 2015.

•	Core Funds from Operations (“CFFO”) per share increased 15.8% to $0.22 for the quarter ended June 30, 2016 from $0.19 for the quarter ended June 30, 2015.

•

Earnings before interest, taxes, depreciation and amortization and before acquisition expenses (“Adjusted EBITDA”), increased 78.1% to $18.7 million for the quarter ended June 30, 2016 from $10.5 million for the quarter ended June 30, 2015.

Results for the Six Months

•	EPS was $0.61 for the six months ended June 30, 2016 as compared to $0.00 for the six months ended June 30, 2015.

•	CFFO per share increased 10.5% to $0.42 for the six months ended June 30, 2016 from $0.38 for the six months ended June 30, 2015.

•	Adjusted EBITDA increased 84.3% to $37.6 million for the six months ended June 30, 2016 from $20.4 million for the six months ended June 30, 2015.

Property Sales and Refinancing Activity

During the quarter ended June 30, 2016, IRT generated $135.0 million in net proceeds from the following transactions and used these proceeds to pay down IRT’s secured credit facility and its interim term loan.

•

On April 7, 2016, IRT sold a 162 unit apartment property located in Denver, Colorado for $23.0 million.  IRT received net cash proceeds of approximately $11.6 million, after transaction costs and full repayment of the debt underlying the property.

•

On May 5, 2016, IRT sold a 360 unit apartment property located in Phoenix, Arizona for $47.0 million.  IRT received net cash proceeds of approximately $18.4 million, after transaction costs and full repayment of the debt underlying the property.

•

In May 2016, IRT put long-term, fixed-rate mortgages on three properties totaling $106 million of mortgage debt at a weighted average fixed-rate of 3.51% and a weighted average term of 8.4 years, generating $105.0 million of net proceeds.

Senior Term Loan Facility

•

On June 24, 2016, IRT entered into a new $40 million senior term loan facility administered by KeyBank which matures in September 2018.  IRT used this facility to repay in full its interim term loan which had an outstanding balance of $33.5 million.

Scott Schaeffer, IRT’s Chairman and CEO said, “During the quarter, we successfully completed our plan to retire the $120 million interim loan used to fund a portion of the Trade Street acquisition. Our portfolio remains well positioned for continued rental rate increases which we believe will drive NOI growth while lowering our debt to EBITDA ratio.”

Same-Store Property Operating Results

	Second Quarter 2016 Compared to Second Quarter 2015(1)	Six Months Ended 6/30/16 Compared to Six Months Ended 6/30/15(2)
Rental income	3.3% increase	3.1% increase
Total revenues	3.1% increase	3.2% increase
Property level operating expenses	1.1% increase	2.3% increase
Net operating income (“NOI”)	5.0% increase	4.0% increase
Portfolio average occupancy	93.9%, 0.3% increase	93.4%, no change
Portfolio average rental rate	2.9% increase to $856	3.0% increase to $852
NOI Margin	0.9% increase to 53.8%	0.4% increase to 53.1%

(1)	Same store portfolio for the three months ended June 30, 2016 and 2015 consists of 26 properties with 7,757 apartment units.
(2)	Same store portfolio for the six months ended June 30, 2016 and 2015 consists of 26 properties with 7,757 apartment units.

Capital Expenditures

For the three months ended June 30, 2016, our recurring capital expenditures for the total portfolio was $1.9 million, or $143 per unit.  For the six months ended June 30, 2016, our recurring capital expenditures for the total portfolio was $3.5 million, or $259 per unit.

2016 Net Income and CFFO Guidance

IRT is updating prior guidance for full year EPS and CFFO per share, with EPS now projected to be in a range of $0.54-$0.58, an increase from the prior guidance range of $0.34-$0.39 and CFFO per share is now projected to be in the range of $0.84-$0.88 per common share, an increase of the low end from the prior guidance range of $0.82-$0.88 per common share.  A reconciliation of IRT's projected net income (loss) allocable to common shares to its projected CFFO per share, a non-GAAP financial measure, is included below.  Also included below are the primary assumptions underlying this estimate. See Schedule II to this release for further information regarding how IRT calculates CFFO and Schedule V to this release for management’s definition and rationale for the usefulness of CFFO.

	2016 Full Year Net Income and CFFO Guidance (1)
2016 Net Income Guidance (1)	Low		High
Net income (loss) available to common shares	$0.54	-	$0.58
Earnings per share	$0.54	-	$0.58
2016 CFFO Guidance (1)
Net income (loss) available to common shares	$0.54	-	$0.58
Adjustments:
Depreciation and amortization	0.83	-	0.83
Gains on asset sales	(0.63)	-	(0.63)
Share base compensation	0.02	-	0.02
Amortization of deferred financing fees and other items	0.08	-	0.08
CORE FFO per diluted share allocated to common shareholders	$0.84	-	$0.88

(1)

This guidance, including the underlying assumptions, constitutes forward-looking information.  Actual full 2016 CFFO could vary significantly from the projections presented.  Our estimate is based on the following key operating assumptions:

(a)	For 2016, a same store pool of 26 properties totaling 7,757 units.
(b)	Same store NOI growth of 4.5% to 5.5%, driven by revenue growth of 4% to 5% and property operating expense growth of 2% to 3%.
(c)

The portfolio of properties acquired from TSRE, which is not included in the same store pool, experiences NOI growth of 6% to 7%, driven by revenue growth of 4% to 5% and an improved operating margin of 56%, up from 54% in 2015.  The improved operating margin is driven through reduced operating expenses for property insurance.

(d)	No property acquisitions in 2016.
(e)	General and administrative expenses of approximately $1.8 million to $2.3 million.

Selected Financial Information

See Schedule I to this Release for selected financial information for IRT.

Non-GAAP Financial Measures and Definitions

IRT discloses the following non-GAAP financial measures in this release: funds from operations (“FFO”), CFFO, Adjusted EBITDA and NOI.  A reconciliation of IRT’s reported net income (loss) to its FFO and CFFO is included as Schedule II to this release. A reconciliation of IRT’s same store NOI to its reported net income (loss) is included as Schedule III to this release. A reconciliation of IRT’s Adjusted EBITDA, to net income (loss) is included as Schedule IV to this release. See Schedule V to this release for management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Distributions

On July 14, 2016, IRT’s Board of Directors declared monthly cash dividends for the second quarter of 2016 on IRT’s shares of common stock in the amount of $0.06 per share per month. The monthly dividends total $0.18 per share for the second quarter.  The month for which each dividend was declared is set forth below, with the relevant amount per share, record date and payment date set forth opposite the month:

Month	Amount	Record Date	Payment Date
July 2016	$0.06	07/29/2016	08/15/2016
August 2016	$0.06	08/31/2016	09/15/2016
September 2016	$0.06	09/30/2016	10/17/2016

Conference Call

All interested parties can listen to the live conference call webcast at 9:00 AM ET on Wednesday, August 3, 2016 from the investor relations section of the IRT website at www.irtreit.com or by dialing 1.844.775.2542, access code 47294804.  For those who are not available to listen to the live call, the replay will be available shortly following the live call on IRT’s website and telephonically until Wednesday, August 10, 2016, by dialing 855.859.2056, access code 47294804.

Supplemental Information

IRT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same-store information and other useful information for investors.  The supplemental information is available via the Company's website, www.irtreit.com, through the "Investor Relations" section.

About Independence Realty Trust, Inc.

Independence Realty Trust, Inc. (NYSE MKT: IRT) is a real estate investment trust that seeks to own well-located apartment properties in geographic submarkets that it believes support strong occupancy and the potential for growth in rental rates.  IRT seeks to provide stockholders with attractive risk-adjusted returns, with an emphasis on distributions and capital appreciation. IRT is externally advised by a wholly-owned subsidiary of RAIT Financial Trust (NYSE: RAS).

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," “trend”, "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," “seek,” “outlook,” “in the process,” “assumption,” “project,” “guidance” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  These risks, uncertainties and contingencies include, but are not limited to whether IRT can maintain its assumed same store pool in 2016; whether it can achieve projected same store NOI growth and revenue growth and limit projected property operating expense growth; whether the TSRE portfolio of properties achieves projected NOI growth, revenue growth, improved operating margins and reduced operating expenses for property insurance; whether IRT will not make any property acquisitions in 2016; whether general and administrative expenses can be limited to projected levels; and those disclosed in IRT’s filings with the Securities and Exchange Commission.  IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact

Andres Viroslav

215.207.2100

aviroslav@irtreit.com

HIGHLIGHTS

	For the Three Months Ended
	June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015			June 30, 2015
Selected Financial Information:
Operating Statistics:
Net income available to common shares	$28,987		$(75)		$4,123		$24,015			$337
Earnings (loss) per share -- diluted	$0.61		$-		$0.09		$0.71			$0.01
Total revenue	$38,327		$38,666		$39,709		$25,492			$22,718
Total property operating expenses	$16,852		$17,120		$17,398		$11,945			$10,517
Net operating income	$21,475		$21,546		$22,311		$13,547			$12,201
NOI margin	56.0%		55.7%		56.2%		53.1%			53.7%
Adjusted EBITDA	$18,688		$18,924		$19,720		$11,742			$10,518
FFO per share -- diluted	$0.18		$0.18		$0.19		$0.86			$0.18
CORE FFO per share -- diluted	$0.22		$0.21		$0.22		$0.20			$0.19
Dividends per share	$0.18		$0.18		$0.18		$0.18			$0.18
CORE FFO payout ratio	81.8%		85.7%		81.8%		90.0%			94.7%
Portfolio Data:
Total gross assets	$1,368,217		$1,404,359		$1,434,377		$1,445,601			$758,988
Total number of properties	46		48		49		50			31
Total units	12,982		13,502		13,724		14,044			9,055
Total portfolio average occupancy	94.4%		93.5%		93.6%		94.0%			93.6%
Total portfolio average effective monthly rent, per unit	$961		$952		$947		$949			$840
Same store portfolio average occupancy (a)	93.9%		92.9%		92.4%		93.4%			93.6%
Same store portfolio average effective monthly rent, per unit (a)	$856		$848		$844		$838			$832
Capitalization:
Total debt	$880,288		$940,336		$966,611		$983,207			$454,210
Common share price, period end	$8.18		$7.12		$7.51		$7.21			$7.53
Market equity capitalization	$412,493		$358,913		$377,194		$362,127			$249,915
Total market capitalization	$1,292,781		$1,299,249		$1,343,805		$1,345,334			$704,125
Total debt/total gross assets	64.3%		67.0%		67.4%		68.0%			59.8%
Net debt to adjusted EBITDA	11.4	x	12.1	x	11.8	x	12.2	x	(b)	10.3	x
Interest coverage	2.1	x	1.9	x	1.9	x	2.1	x	(b)	2.5	x
Common shares and OP Units:
Shares outstanding	47,476,250		47,458,250		47,070,678		47,070,678			31,933,218
OP units outstanding	2,950,816		2,950,816		3,154,936		3,154,936			1,255,983
Common shares and OP units outstanding	50,427,066		50,409,066		50,225,614		50,225,614			33,189,201
Weighted average common shares and units	50,134,620		50,113,693		50,101,609		35,472,807			33,066,770

(a)	Same store portfolio includes 26 properties which represents 7,757 units.
(b)	Annualized assuming the TSRE merger which closed September 17, 2015 occurred at the beginning of the period.

BALANCE SHEETS

Dollars in thousands, except per share data

	As of
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Assets
Investments in real estate at cost	$1,314,115	$1,357,338	$1,372,015	$1,400,892	$716,581
Less: accumulated depreciation	(45,059)	(44,422)	(39,638)	(35,304)	(31,188)
Investments in real estate, net	1,269,056	1,312,916	1,332,377	1,365,588	685,393
Cash and cash equivalents	28,051	21,924	38,301	16,939	21,568
Restricted cash	6,779	7,015	5,413	7,330	6,335
Accounts receivable and other assets	3,985	2,795	3,362	5,153	6,689
Intangible assets, net	-	-	3,735	7,544	182
Total assets	$1,307,871	$1,344,650	$1,383,188	$1,402,554	$720,167
Liabilities and Equity
Total indebtedness	$880,288	$940,336	$966,611	$983,207	$454,210
Accounts payable and accrued expenses	17,807	16,089	19,304	18,724	10,922
Accrued interest payable	701	1,175	1,239	558	30
Dividends payable	3,009	3,007	3,006	2,427	1,982
Derivative liabilities	1,163	—	—	—	—
Other liabilities	2,955	3,071	2,998	3,183	1,893
Total liabilities	905,923	963,678	993,158	1,008,099	469,037
Equity
Shareholders' Equity:
Preferred shares, $0.01 par value per share	—	—	—	—	—
Common shares, $0.01 par value per share	475	475	471	471	318
Additional paid in capital	380,532	380,152	378,187	377,989	267,566
Accumulated other comprehensive income (loss)	(1,195)	(26)	(8)	5	—
Retained earnings (deficit)	(2,601)	(23,094)	(14,500)	(10,174)	(28,065)
Total shareholders' equity	377,211	357,507	364,150	368,291	239,819
Noncontrolling Interests	24,737	23,465	25,880	26,164	11,311
Total equity	401,948	380,972	390,030	394,455	251,130
Total liabilities and equity	$1,307,871	$1,344,650	$1,383,188	$1,402,554	$720,167

STATEMENTS OF OPERATIONS, FFO & CORE FFO

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Revenue:
Rental income	$34,185	$34,753	$35,747	$22,758	$20,268
Reimbursement and other income	4,142	3,913	3,962	2,734	2,450
Total revenue	38,327	38,666	39,709	25,492	22,718
Expenses:
Real estate operating expenses	16,852	17,120	17,398	11,945	10,517
General and administrative expenses	544	721	511	329	413
Stock compensation expense	380	205	198	217	10
Asset management fees - Base	1,784	1,631	1,690	1,259	1,046
Asset management fees - Incentive	79	65	192	-	214
Acquisition and integration expenses	8	10	524	12,830	168
Depreciation and amortization expense	7,635	11,527	11,632	4,704	5,720
Total expenses	27,282	31,279	32,145	31,284	18,088
Operating Income (loss)	11,045	7,387	7,564	(5,792)	4,630
Interest expense	(9,018)	(9,977)	(10,160)	(5,094)	(4,277)
Interest income	—	—	—	18	—
Net gains (losses) on sale of assets	29,321	2,453	6,412	—	—
TSRE financing extinguishment and employee separation expenses	—	—	—	(27,508)	—
Gains (losses) on extinguishment of debt	(558)	—	—	—	—
Gains (losses) on TSRE merger and property acquisitions	—	91	592	64,012	—
Net income (loss)	30,790	(46)	4,408	25,636	353
(Income) loss allocated to noncontrolling interests	(1,803)	(29)	(285)	(1,621)	(16)
Net income (loss) available to common shares	$28,987	$(75)	$4,123	$24,015	$337
EPS - basic	$0.61	$-	$0.09	$0.71	$0.01
Weighted-average shares outstanding - Basic	47,183,804	47,093,343	46,946,678	33,962,015	31,794,822
EPS - diluted	$0.61	$-	$0.09	$0.71	$0.01
Weighted-average shares outstanding - Diluted	47,229,736	47,093,343	46,966,605	33,962,015	33,066,770
Funds From Operations (FFO):
Net Income (loss)	$30,790	$(46)	$4,408	$25,636	$353
Add-Back (Deduct):
Depreciation	7,635	11,527	11,632	4,704	5,720
Net (gains) losses on sale of assets	(29,321)	(2,453)	(6,412)	—	—
FFO	$9,104	$9,028	$9,628	$30,340	$6,073
FFO per share--diluted	$0.18	$0.18	$0.19	$0.86	$0.18
CORE Funds From Operations (CFFO):
FFO	$9,104	$9,028	$9,628	$30,340	$6,073
Add-Back (Deduct):
Stock compensation expense	380	205	198	217	10
Amortization of deferred financing costs	749	1,197	1,034	151	150
Acquisition and integration expenses	8	10	524	12,830	168
TSRE financing extinguishment and employee separation expenses	—	—	—	27,508	—
(Gains) losses on extinguishment of debt	558	—	—	—	—
(Gains) losses on TSRE merger and property acquisitions	—	(91)	(592)	(64,012)	—
CFFO	$10,799	$10,349	$10,792	$7,034	$6,401
CFFO per share--diluted	$0.22	$0.21	$0.22	$0.20	$0.19
Weighted-average shares and units outstanding	50,134,620	50,113,693	50,101,609	35,472,807	33,066,770

STATEMENTS OF OPERATIONS, FFO & CORE FFO

THREE AND SIX MONTHS ENDED JUNE 30, 2016

Dollars in thousands, except per share data

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenue:
Rental income	$34,185	$20,268	$68,938	39,711
Reimbursement and other income	4,142	2,450	8,055	4,664
Total revenue	38,327	22,718	76,993	44,375
Expenses:
Real estate operating expenses	16,852	10,517	33,972	20,612
General and administrative expenses	544	413	1,265	842
Stock compensation expense	380	10	585	80
Asset management fees - Base	1,784	1,046	3,415	2,047
Asset management fees - Incentive	79	214	144	425
Acquisition and integration expenses	8	168	18	201
Depreciation and amortization expense	7,635	5,720	19,162	11,758
Total expenses	27,282	18,088	58,561	35,965
Operating Income (loss)	11,045	4,630	18,432	8,410
Interest expense	(9,018)	(4,277)	(18,995)	(8,299)
Interest income	—	—	—	1
Net gains (losses) on sale of assets	29,321	—	31,774	—
Gains (losses) on extinguishment of debt	(558)	—	(558)	—
Gains (losses) on TSRE merger and property acquisitions	—	—	91	—
Net income (loss)	30,790	353	30,744	112
(Income) loss allocated to noncontrolling interests	(1,803)	(16)	(1,832)	(8)
Net income (loss) available to common shares	$28,987	$337	$28,912	$104
EPS - basic	$0.61	$0.01	$0.61	$-
Weighted-average shares outstanding - Basic	47,183,804	31,794,822	47,138,573	31,781,718
EPS - diluted	$0.61	$0.01	$0.61	$-
Weighted-average shares outstanding - Diluted	47,229,736	33,066,770	47,159,220	33,060,578

Funds From Operations (FFO):
Net Income (loss)	$30,790	$353	$30,744	$112
Adjustments:
Real estate depreciation and amortization	7,635	5,720	19,162	11,758
Net (gains) losses on sale of assets	(29,321)	—	(31,774)	—
Funds From Operations	$9,104	$6,073	$18,132	$11,870
FFO per share--diluted	$0.18	$0.18	$0.36	$0.36
Core Funds From Operations (CFFO):
Funds From Operations	$9,104	$6,073	$18,132	$11,870
Adjustments:
Stock compensation expense	380	10	585	80
Amortization of deferred financing costs	749	150	1,946	297
Acquisition and integration expenses	8	168	18	201
(Gains) losses on extinguishment of debt	558	—	558	—
(Gains) losses on TSRE merger and property acquisitions	—	—	(91)	—
Core Funds From Operations	$10,799	$6,401	$21,148	$12,448
CFFO per share--diluted	$0.22	$0.19	$0.42	$0.38
Weighted-average shares and units outstanding	50,134,620	33,066,770	50,089,389	33,060,578

ADJUSTED EBITDA RECONCILIATION AND COVERAGE RATIO

Dollars in thousands, except per share data

	For the Three Months Ended											Six Months Ended June 30,
ADJUSTED EBITDA:	June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015			June 30, 2015		2016		2015
Net income (loss)	$30,790		$(46)		$4,408		$25,636			$353		$30,744		$112
Add-Back (Deduct):
Depreciation and amortization	7,635		11,527		11,632		4,704			5,720		19,162		11,758
Interest expense	9,018		9,977		10,160		5,094			4,277		18,995		8,299
Interest Income	—		—		—		(18)			—		—		(1)
Acquisition and integration expenses	8		10		524		12,830			168		18		201
Net (gains) losses on sale of assets	(29,321)		(2,453)		(6,412)		—			—		(31,774)		—
TSRE financing extinguishment and employee separation expenses	—		—		—		27,508			—		—		—
(Gains) losses on extinguishment of debt	558		—		—		—			—		558		—
(Gains) losses on TSRE merger and property acquisitions	—		(91)		(592)		(64,012)			—		(91)		—
Adjusted EBITDA	$18,688		$18,924		$19,720		$11,742			$10,518		$37,612		$20,369

INTEREST COST:
Interest expense	$9,018		$9,977		$10,160		$5,094			$4,277		$18,995		$8,299

INTEREST COVERAGE:	2.1	x	1.9	x	1.9	x	2.1	x	(a)	2.5	x	2.0	x	2.5	x

(a)	Annualized assuming the TSRE merger occurred at the beginning of the period.

SAME STORE PORTFOLIO NET OPERATING INCOME

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three Months Ended (a)
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Revenue:
Rental income	$17,811	$17,424	$17,329	$17,351	$17,238
Reimbursement and other income	2,136	2,045	2,012	2,058	2,104
Total revenue	19,947	19,469	19,341	19,409	19,342
Operating Expenses:
Real estate taxes	2,155	2,240	2,368	2,229	2,069
Property insurance	590	560	563	540	564
Personnel expenses	2,053	2,081	2,144	2,199	2,055
Utilities	1,400	1,552	1,365	1,527	1,375
Repairs and maintenance	914	720	794	946	912
Management fees	667	664	657	656	642
Contract services	613	600	593	589	579
Advertising expenses	250	256	252	269	267
Other expenses	572	590	576	596	655
Total operating expenses	9,214	9,263	9,312	9,551	9,118
Net operating income	$10,733	$10,206	$10,029	$9,858	$10,224
NOI Margin	53.8%	52.4%	51.9%	50.8%	52.9%
Average Occupancy	93.9%	92.9%	92.4%	93.4%	93.6%
Average effective monthly rent, per unit	$856	$848	$844	$838	$832
Reconciliation of Same-Store Net Operating Income to Net Income (loss)
Same-store net operating income (a)	$10,733	$10,206	$10,029	$9,858	$10,224
Non same-store net operating income	10,742	11,340	12,282	3,689	1,977
Asset management fees	(1,863)	(1,696)	(1,882)	(1,259)	(1,260)
General and administrative expenses	(544)	(721)	(511)	(329)	(413)
Stock compensation expense	(380)	(205)	(198)	(217)	(10)
Acquisition and integration expenses	(8)	(10)	(524)	(12,830)	(168)
Depreciation and amortization	(7,635)	(11,527)	(11,632)	(4,704)	(5,720)
Interest expense	(9,018)	(9,977)	(10,160)	(5,094)	(4,277)
Interest income	—	—	—	18	—
Net gains (losses) on sale of assets	29,321	2,453	6,412	—	—
TSRE financing extinguishment and employee separation expenses	—	—	—	(27,508)	—
Gains (losses) on extinguishment of debt	(558)	—	—	—	—
Gains (losses) on TSRE merger and property acquisitions	—	91	592	64,012	—
Net income (loss)	$30,790	$(46)	$4,408	$25,636	$353

(a)	Same store portfolio includes 26 properties which represents 7,757 units.

SAME STORE PORTFOLIO NET OPERATING INCOME

THREE AND SIX MONTHS ENDED JUNE 30, 2016

Dollars in thousands, except per share data

	Three Months Ended June 30 (a)			Six Months Ended June 30 (a)
	2016	2015	% change	2016	2015	% change
Revenue:
Rental income	$17,811	$17,238	3.3%	$35,235	$34,190	3.1%
Reimbursement and other income	2,136	2,104	1.5%	4,181	4,017	4.1%
Total revenue	19,947	19,342	3.1%	39,416	38,207	3.2%
Operating Expenses:
Real estate taxes	2,155	2,069	4.2%	4,395	4,223	4.1%
Property insurance	590	564	4.6%	1,150	1,104	4.2%
Personnel expenses	2,053	2,055	-0.1%	4,134	4,002	3.3%
Utilities	1,400	1,375	1.8%	2,952	2,986	-1.1%
Repairs and maintenance	914	912	0.2%	1,634	1,534	6.5%
Management fees	667	642	3.9%	1,331	1,283	3.7%
Contract services	613	579	5.9%	1,213	1,176	3.1%
Advertising expenses	250	267	-6.4%	506	546	-7.3%
Other expenses	572	655	-12.7%	1,162	1,212	-4.1%
Total operating expenses	9,214	9,118	1.1%	18,477	18,066	2.3%
Net operating income	$10,733	$10,224	5.0%	$20,939	$20,141	4.0%
NOI Margin	53.8%	52.9%	0.9%	53.1%	52.7%	0.4%
Average Occupancy	93.9%	93.6%	0.3%	93.4%	93.4%	0.0%
Average effective monthly rent, per unit	$856	$832	2.9%	$852	$827	3.0%
Reconciliation of Same-Store Net Operating Income to Net Income (loss)
Same-store portfolio net operating income (a)	$10,733	$10,224		$20,939	$20,141
Non same-store net operating income	10,742	1,977		22,082	3,622
Asset management fees	(1,863)	(1,260)		(3,559)	(2,472)
General and administrative expenses	(544)	(413)		(1,265)	(842)
Stock compensation expense	(380)	(10)		(585)	(80)
Acquisition and integration expenses	(8)	(168)		(18)	(201)
Depreciation and amortization	(7,635)	(5,720)		(19,162)	(11,758)
Interest expense	(9,018)	(4,277)		(18,995)	(8,299)
Interest income	—	—		—	1
Net gains (losses) on sale of assets	29,321	—		31,774	—
Gains (losses) on extinguishment of debt	(558)	—		(558)	—
Gains (losses) on TSRE merger and property acquisitions	—	—		91	—
Net income (loss)	$30,790	$353		$30,744	$112

(a)	Same store portfolio includes 26 properties which represents 7,757 units.

NET OPERATING INCOME (NOI) BRIDGE

Dollars in thousands, except per share data

	For the Three-Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Property revenue
Same store (a)	$19,947	$19,469	$19,341	$19,409	$19,342
Non same store	18,380	19,197	20,368	6,083	3,376
Total property revenue	38,327	38,666	39,709	25,492	22,718
Property expenses
Same store (a)	9,214	9,263	9,312	9,551	9,118
Non same store	7,638	7,857	8,086	2,394	1,399
Total property expenses	16,852	17,120	17,398	11,945	10,517
Net operating income
Same store (a)	10,733	10,206	10,029	9,858	10,224
Non same store	10,742	11,340	12,282	3,689	1,977
Total property net operating income	$21,475	$21,546	$22,311	$13,547	$12,201
Reconciliation of NOI to GAAP net income (loss)
Total property net operating income	$21,475	$21,546	$22,311	$13,547	$12,201
General and administrative expense	(544)	(721)	(511)	(329)	(413)
Stock compensation expense	(380)	(205)	(198)	(217)	(10)
Asset management fees - base	(1,784)	(1,631)	(1,690)	(1,259)	(1,046)
Asset management fees - incentive	(79)	(65)	(192)	—	(214)
Acquisition and integration expenses	(8)	(10)	(524)	(12,830)	(168)
Depreciation and amortization expense	(7,635)	(11,527)	(11,632)	(4,704)	(5,720)
Interest expense	(9,018)	(9,977)	(10,160)	(5,094)	(4,277)
Interest income	—	—	—	18	—
Net gains (losses) on sale of assets	29,321	2,453	6,412
TSRE financing extinguishment and employee separation expenses	—	—	—	(27,508)	—
Gains (losses) on extinguishment of debt	(558)
Gains (losses) on TSRE merger and property acquisitions	—	91	592	64,012	—
Net income (loss)	$30,790	$(46)	$4,408	$25,636	$353

(a)	Same store portfolio includes 26 properties which represents 7,757 units.

Debt Summary as of June 30, 2016

(Unaudited, in thousands except shares and per share data)

	Amount	Rate	Type	Weighted Average Maturity (in years)
Debt:
Credit facility (a)	$247,335	2.9%	Floating	2.2
Term loan	40,000	4.5%	Floating	2.2
Mortgages-Fixed rate	601,047	3.8%	Fixed	7.2
Unamortized deferred costs	(8,094)
Total Debt	880,288	3.6%		5.6
Market Equity Capitalization, at period end	412,493
Total Capitalization	$1,292,781

(a)	Credit facility total capacity is $325.0 million, of which $247.3 million was drawn as of June 30, 2016.
(b)

As of June 30, 2016, IRT maintained a float-to-fixed interest rate swap with a $150.0 million notional. This swap, which expires on June 17, 2021 and has a fixed rate of 1.145%, has converted $150.0 million of our floating rate debt to fixed rate debt.

Property Summary

(Unaudited, in thousands except shares and per share data)

				Investments in Real Estate
Property Name	Location	Acquisition Date	Year Built / Renovated (a)	Gross Cost	Accumulated Depreciation	Net Book Value	Units (b)	Period End Occupancy (c)	Average Occupancy (d)	Average Effective Rent per Occupied Unit (e)
Copper Mill	Austin, TX	4/29/2011	2010	$18,274	$(3,426)	$14,848	320	94.1%	95.8%	$952
Crestmont	Marietta, GA	4/29/2011	2010 (f)	16,920	(3,092)	13,828	228	84.6%	84.9%	777
Heritage Trace	Newport News, VA	4/29/2011	2010	14,211	(2,716)	11,495	200	97.0%	96.6%	721
Runaway Bay	Indianapolis, IN	10/11/2012	2002	15,970	(1,322)	14,648	192	89.1%	93.4%	972
Berkshire Square	Indianapolis, IN	9/19/2013	2012	13,589	(832)	12,757	354	87.3%	92.6%	638
The Crossings	Jackson, MS	11/22/2013	2012	23,223	(1,288)	21,935	432	92.8%	93.0%	798
Reserve at Eagle Ridge	Waukegan, IL	1/31/2014	2008	28,934	(1,442)	27,492	370	95.1%	96.3%	979
Windrush	Edmond, OK	2/28/2014	2011	9,337	(474)	8,863	160	85.0%	91.2%	797
Heritage Park	Oklahoma City, OK	2/28/2014	2011 (f)	17,183	(829)	16,354	453	88.7%	91.0%	663
Raindance	Oklahoma City, OK	2/28/2014	2011	14,103	(693)	13,410	504	92.7%	93.3%	565
Augusta	Oklahoma City, OK	2/28/2014	2011	11,527	(642)	10,885	197	91.9%	94.3%	731
Invitational	Oklahoma City, OK	2/28/2014	2011	19,261	(1,085)	18,176	344	91.3%	92.4%	664
King's Landing	Creve Coeur, MO	3/31/2014	2005	32,572	(1,703)	30,869	152	97.4%	94.5%	1,486
Carrington Park	Little Rock, AR	5/7/2014	1999	22,089	(1,113)	20,976	202	95.0%	93.4%	1,004
Arbors at the Reservoir	Ridgeland, MS	6/4/2014	2000	20,628	(948)	19,680	170	93.5%	94.2%	1,119
Walnut Hill	Cordova, TN	8/28/2014	2001	28,019	(1,250)	26,769	362	94.8%	93.9%	947
Lenoxplace	Raleigh, NC	9/5/2014	2012	24,347	(965)	23,382	268	96.6%	96.3%	882
Stonebridge Crossing	Cordova, TN	9/15/2014	1994	29,945	(1,229)	28,716	500	91.0%	94.9%	770
Bennington Pond	Groveport, OH	11/24/2014	2000	17,705	(640)	17,065	240	93.8%	95.6%	849
Prospect Park	Louisville, KY	12/8/2014	1990	14,152	(434)	13,718	138	93.5%	95.4%	911
Brookside	Louisville, KY	12/8/2014	1987	20,878	(656)	20,222	224	96.9%	98.0%	804
Jamestown	Louisville, KY	12/8/2014	1970 (f)	35,401	(1,106)	34,295	355	93.8%	94.1%	986
Meadows	Louisville, KY	12/8/2014	1988	37,769	(1,189)	36,580	400	95.5%	95.6%	808
Oxmoor	Louisville, KY	12/8/2014	1999-2000 (f)	55,108	(1,823)	53,285	432	94.4%	94.2%	1,003
Stonebridge at the Ranch	Little Rock, AR	12/16/2014	2005	31,435	(1,064)	30,371	260	90.8%	91.9%	906
Iron Rock Ranch	Austin, TX	12/30/2014	2001-2002	35,155	(1,134)	34,021	300	95.7%	96.1%	1,241
Bayview Club	Indianapolis, IN	5/1/2015	2004	25,401	(653)	24,748	236	93.2%	96.6%	945
Arbors River Oaks	Memphis, TN	9/17/2015	1990 (f)	21,367	(368)	20,999	191	99.0%	96.4%	1,153
Aston	Wake Forest, NC	9/17/2015	2013	37,804	(645)	37,159	288	95.1%	96.7%	1,038
Avenues at Craig Ranch	McKinneuy, TX	9/17/2015	2013	47,618	(791)	46,827	334	94.9%	93.4%	1,232
Bridge Pointe	Huntsville, AL	9/17/2015	2002	15,869	(272)	15,597	178	93.3%	95.9%	825
Creekstone at RTP	Durham, NC	9/17/2015	2012	38,175	(616)	37,559	256	96.1%	96.2%	1,126
Fountains Southend	Charlotte, NC	9/17/2015	2013	41,650	(700)	40,950	208	95.7%	93.5%	1,377
Fox Trails	Plano, TX	9/17/2015	1981	27,837	(419)	27,418	286	95.8%	95.3%	984
Lakeshore on the Hill	Chattanooga, TN	9/17/2015	2015	11,262	(195)	11,067	123	96.7%	97.3%	929
Millenia 700	Orlando, FL	9/17/2015	2012	47,307	(787)	46,520	297	93.6%	93.4%	1,313
Miller Creek at German Town	Memphis, TN	9/17/2015	2013	56,838	(1,006)	55,832	330	93.3%	92.2%	1,213
Pointe at Canyon Ridge	Atlanta, GA	9/17/2015	1986 (f)	48,409	(709)	47,700	494	93.5%	93.8%	899
St James at Goose Creek	Goose Creek, SC	9/17/2015	2009	31,660	(536)	31,124	244	98.0%	96.8%	1,046
Talison Row at Daniel Island	Daniel Island, SC	9/17/2015	2013	46,977	(782)	46,195	274	97.1%	94.6%	1,466
The Aventine Greenville	Greenville, SC	9/17/2015	2013	48,076	(824)	47,252	346	94.2%	94.0%	1,130
Trails at Signal Mountain	Chattanooga, TN	9/17/2015	2015	14,301	(248)	14,053	172	97.7%	98.6%	911
Vue at Knoll Trail	Dallas, TX	9/17/2015	2015	9,233	(117)	9,116	114	94.7%	95.0%	860
Waterstone at Brier Creek	Raleigh, NC	9/17/2015	2014	38,902	(653)	38,249	232	94.4%	94.0%	1,227
Waterstone Big Creek	Alpharetta, GA	9/17/2015	2014	69,603	(1,164)	68,439	370	95.9%	96.3%	1,328
Westmont Commons	Asheville, NC	9/17/2015	2003	28,091	(479)	27,612	252	96.0%	96.7%	1,004
TOTAL				$1,314,115	$(45,059)	$1,269,056	12,982	93.7%	94.4%	$961

(a)

All dates are for the year in which a significant renovation program was completed, except for Runaway Bay, Arbors at the Reservoir, King’s Landing, Walnut Hill, Stonebridge, Bennington Pond, Prospect Park, Brookside, Jamestown, Meadows, Oxmoor, Stonebridge at the Ranch and Iron Rock Ranch which is the year construction was completed.

(b)	Units represent the total number of apartment units available for rent at June 30, 2016.
(c)	Physical occupancy for each of our properties is calculated as (i) total units rented as of June 30, 2016 divided by (ii) total units available as of June 30, 2016, expressed as a percentage.
(d)	Average occupancy represents the daily average occupied units for the three-month period ended June 30, 2016.
(e)	Average monthly effective monthly rent, per unit, represents the average monthly rent for all occupied units for the three-month period ended June 30, 2016.
(f)	Properties are undergoing renovation.

NOI Exposure by Market

Dollars in thousands, except per share data

				For the Three Months Ended June 30, 2016
Market	Units	Gross Real Estate Assets	Period End Occupancy	Average Effective Monthly Rent per Unit	Net Operating Income (a)	% of NOI
Atlanta, GA	1,092	$134,932	92.5%	$1,019	$1,986	9.4%
Louisville. KY	1,549	163,310	94.8%	912	2,469	11.7%
Raleigh, NC	1,044	139,228	95.6%	1,061	2,079	9.8%
Memphis, TN	1,383	136,169	93.6%	975	2,225	10.5%
Oklahoma City, OK	1,658	71,412	90.5%	654	1,623	7.7%
Dallas, TX	734	84,687	95.2%	1,078	1,300	6.1%
Charleston, SC	518	78,637	97.5%	1,268	1,109	5.2%
Austin, TX	620	53,428	94.8%	1,092	1,106	5.2%
Jackson, MS	602	43,851	93.5%	889	892	4.2%
Indianapolis, IN	782	54,958	89.5%	813	970	4.6%
Greenville, SC	346	48,075	94.2%	1,130	693	3.3%
Little Rock, AR	462	53,525	92.6%	949	728	3.4%
Orlando, FL	297	47,306	93.6%	1,313	709	3.3%
Charlotte, NC	208	41,650	95.7%	1,377	607	2.9%
Chicago, IL	370	28,935	95.1%	979	636	3.0%
Asheville, NC	252	28,092	96.0%	1,004	465	2.2%
St. Louis, MO	152	32,572	97.4%	1,486	415	2.0%
Chattanooga, TN	295	25,562	97.3%	918	428	2.0%
Columbus, OH	240	17,706	93.8%	849	327	1.5%
Huntsville, AL	178	15,869	93.3%	825	262	1.2%
Norfolk, VA	200	14,211	97.0%	721	143	0.7%
Total/Weighted Average	12,982	$1,314,115	93.7%	$961	$21,172	100.0%

(a)	Net operating income for the three months ended June 30, 2016 excludes $303 primarily for properties sold during the first half of 2016.

Definitions

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  We believe average effective rent is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month.

Average Occupancy

Average occupancy represents the average of the daily physical occupancy for the period presented.

Adjusted EBITDA

EBITDA is defined as net income before gains or losses on asset sales, gains or losses on debt extinguishments, depreciation and amortization expenses, interest expense, income taxes, and amortization of deferred financing costs. Adjusted EBITDA is EBITDA before acquisition expenses and gains.  EBITDA and Adjusted EBITDA are each non-GAAP measures.  We consider EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation, income taxes, interest and acquisition expenses and gains relating to IRT’s acquisition of TSRE, which permits investors to view income from operations without non-cash items such as depreciation, amortization, the cost of debt or items specific to the TSRE acquisition. The table is a reconciliation of net income applicable to common stockholders to Adjusted EBITDA. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)

IRT believes that FFO and CFFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales  of real estate and the cumulative effect of changes in accounting principles.

CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including acquisition and integration expenses, expensed costs related to the issuance of shares of our common stock, gains or losses on real estate transactions and equity-based compensation expenses, from the determination of FFO. IRT incurs acquisition expenses in connection with acquisitions of real estate properties and expenses those costs when incurred in accordance with U.S. GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, IRT adds back these costs to FFO in determining CFFO.  In connection with the IRT’s acquisition of Trade Street Residential Inc., or TSRE, in September 2015, IRT modified the calculation of CFFO to adjust for amortization of deferred financing costs and TSRE financing extinguishment and employee separation expenses because these are non-cash items or reflective of investing activities rather than operating performance similar to the other CFFO adjustments.  The effect of these modifications on prior periods is reflected in the reconciliation of IRT’s reported net income (loss) allocable to common shares to its FFO and CFFO included herein.

IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash items, such as depreciation and amortization expenses, equity based compensation, amortization of deferred financing fees, TSRE financing extinguishment and employee separation costs, gains (loss) on TSRE transaction and property acquisitions and acquisition expenses and pursuit costs that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT also believes that FFO and CFFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs. IRT also uses CFFO for purposes of determining the quarterly incentive fee, if any, payable to our advisor.  Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Net Debt

Net debt, a non-GAAP measure, equals total debt less cash and cash equivalents as these captions are reported on the consolidated balance sheet. The following table provides a reconciliation of total debt to net debt.

	As of
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Total debt	$880,288	$940,336	$966,611	$983,207	$454,210
Less: cash and cash equivalents	(28,051)	(21,924)	(38,301)	(16,939)	(21,568)
Total net debt	$852,237	$918,412	$928,310	$966,268	$432,642

IRT presents net debt because management believes it is a useful measure of IRT’s credit position and progress toward reducing leverage.  The calculation is limited in that IRT may not always be able to use cash to repay debt on a dollar for dollar basis.

Net Operating Income

IRT believes that Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, asset management fees, acquisition expenses and general administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Same Store Properties and Same Store Portfolio

IRT reviews its same store properties or portfolio at the beginning of each calendar year.  Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that have been sold are excluded from the same store portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization as these captions are reported on the consolidated balance sheet.  The following table provides a reconciliation of total assets to total gross assets.

	As of
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Total assets	$1,307,871	$1,344,650	$1,383,188	$1,402,554	$720,167
Plus: Accumulated Depreciation	45,059	44,422	39,638	35,304	31,188
Plus: Accumulated Amortization	15,287	15,287	11,551	7,743	7,633
Total gross assets	$1,368,217	$1,404,359	$1,434,377	$1,445,601	$758,988